(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
June 30, 2001


Merrill Lynch
Pacific Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER


Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares declined -4.43%, -4.95%, -4.96% and -4.53%, respectively, compared to a -7.39% decline for our unmanaged Benchmark Index. This outperformance is about our typical level of outperformance for a six-month period. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) Over the past 18-1/2 years, we have outperformed our benchmark by about 700 basis points per year, and have (until last year) always posted our largest outperformance during declining markets. Last year we declined right along with the Index (that is, we failed to protect shareholders in a bad market environment), and this performance is unsatisfactory.

Although thus far this year we are not generating positive returns, we are much more satisfied with the performance we are providing. Of course, we would like to be producing positive returns. If one believed there was no prospect for a reasonable level of positive investment return--but only outperforming the Index--then one should not own the Fund. One could conclude that while we appear to be value-adding investors--the universe of stocks we invest in simply does not possess good appreciation potential. We do not happen to believe that the universe is inferior, although we are by no measure bullish on Pacific Basin stock market prospects. We do maintain that a reasonable allocation to the Fund is plausible partly because our stock markets are so far below their peak levels. We imagine that we will provide positive returns, outperformance relative to an appro-priate benchmark, and some diversification to a US stock portfolio, over the ensuing years.

Viewpoint of Japan
Our major market is, of course, Japan as it contains about 70% of the market capitalization of the stock markets in the Pacific Basin universe in which we invest (our universe includes Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India). Japan, after declining appreciably last year--to a level not seen since 1986--has continued its seemingly never-ending decline to a level currently that is approximately the same that was last witnessed in February 1985. In April 1983 when I began managing this Fund, the Nikkei was 8,500, and it proceeded to appreciate to the astounding level of 38,910 by the end of 1989. At that time, there was ubiquitous talk of Japan's wealth; and many academic pundits wrote books about what we should learn from the Japanese way of doing things. Amusingly, the land that is occupied by the Emperor's Imperial Palace, in the center of Tokyo, was reputed to be worth more than the state of California.

Just when academics were alternatively rhapsodizing about the Japanese economic miracle or else cowering in the face of its economic hegemony; everything fell apart. The Japanese economy has stagnated for over a decade. Japanese banks have been living with a non-performing loan problem that dwarfs anything we have ever seen in the United States since the Great Depression. In addition, company profits are anemic, as many companies have come to realize that their cost structures will not allow them to comfortably exist, much less prosper. The Japanese stock market has collapsed by 70%, and with it some component of individual wealth, which was to be used for retirement savings. Moreover, Japanese employment prospects remain dim in this desultory economic environment.

This disappearance of Japanese retirement savings worries us the most. While Japanese individual ownership of Japanese stocks was not as widespread as American ownership of US stocks, it was nonetheless a very large number. Other places that Japanese savers had to store their money were real estate (which collapsed as much as stocks), bank deposits, postal savings schemes and Japan government bonds
(JGBs). All would be fine with the "savings for retirement" situation of the Japanese (as companies' pension funds are supposed to be providing for their employees) if they had aggressively purchased JGBs during the early 1990s when the yields went to over 6%. To have done so would have locked in a yield to maturity that would have been meaningfully better than a Japanese investor would have gotten in virtually all other domestic investments. Remember, the Japanese inflation rate, always low since 1983, has been running at a negative rate (deflation), and so the real (inflation adjusted) return for the Japanese investor in JGBs at the right time would have been truly superior.

The problem, in our view, is that the Japanese investor--for purposes of retirement savings--has lost terribly in the stock market, in the real estate market, and missed the bond market rally. Now that interest rates in Japan are so low, one barely gets paid to wait and the population is rapidly aging. Coupled with this problem is the worry that too many Japanese companies are simply inefficiently run (probably not from a manufacturing standpoint, which seems to have remained first rate). In addition, many companies may have to continue shedding employees in order to get their cost structures in good enough shape for the enterprise to earn a passable return on its invested capital.

So, with all of these worries about Japan, one might ask on what basis are we anything other than extremely pessimistic about Japan's stock market prospects. Well, we do not have solid, statistic-filled arguments that would support a sharp and immediate rebound in the Japanese stock market. In fact, it remains difficult to point to any noteworthy incidences or important improvements in the economic or business environment. We simply note that: the stock market is at the 1985 level; Japan still has a highly educated, hard-working labor force; some companies are trying to manage themselves in a way that would benefit shareholders; stable valuation measures (price to sales and price to book) are at extreme lows; and all bear markets come to an end. While we cannot predict an end to the bear market, we believe the situation is bound to get better.

At some point, if and when, there is a pick up in the Japanese economy, it will be important for us to make our portfolio more offensive rather than the moderately defensive portfolio we currently maintain. This does not mean our defensive stocks will not rise--we own them not because we believe that they will decline less, but because we believe that they are plausibly worth more than their current prices. However, we simply note that if there comes a time where a few disparate pieces of good economic and stock market news begins to germinate and out of this we can construct a mosaic of belief that a real stock market rally can occur (from the current mid-12,000 level to the 18,000--20,000 range), we would wish to gain exposure to more of those companies that are experiencing the most improvements rather than only those of the type we own, which are not doing at all poorly now and therefore would not have a huge improvement in their business prospects in a better environment.

We continue to hedge much of our yen position because we believe that one piece of Japan beginning and sustaining an economic recovery is a continuation of a stable, or preferably moderately weakening, yen.


The Remaining Pacific Basin Market
Outside of Japan, South Korea was up 18.3%; Australia was up slightly; Taiwan was down slightly; while Hong Kong and Singapore were down 16.1% and 20.2%, respectively. (Country returns are for the six months ended June 30, 2001 and measured by each country's Morgan Stanley Capital International Index in US dollars and "free" when available.) Australia marches to its own beat; but South Korea, Taiwan, Singapore and Hong Kong will have trouble sustaining a good economy and stock market in the face of both a weak United States and Japan. We are currently bereft of any genuinely note-worthy investments in those countries, however, while we are modestly constructive on something good happening in Japan (which probably will precipitate some attractive non-Japan Asian investments for the
Fund), we are more cautious about a US recovery occurring in the immediate foreseeable future.


In Conclusion
On a final note, one thought we wish to share is that our long-time, large investments in Japanese non-life insurance, along with our now large investments in Japanese utilities and other assorted stocks (for example, Toyoda Automatic Loom Works, Ltd.), are not made to be defensive. We believe that these stocks will provide positive (and hopefully attractive) returns over the long term.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



August 15, 2001



Merrill Lynch Pacific Fund, Inc. June 30, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 6/30/01                    -21.79%        -25.90%
Five Years Ended 6/30/01                  + 4.68         + 3.56
Ten Years Ended 6/30/01                   + 7.05         + 6.48

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class B Shares*
One Year Ended 6/30/01                    -22.59%        -25.21%
Five Years Ended 6/30/01                  + 3.61         + 3.34
Ten Years Ended 6/30/01                   + 5.96         + 5.96

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*
One Year Ended 6/30/01                    -22.61%        -23.27%
Five Years Ended 6/30/01                  + 3.60         + 3.60
Inception (10/21/94)
through 6/30/01                           + 4.54         + 4.54

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 6/30/01                    -21.99%        -26.09%
Five Years Ended 6/30/01                  + 4.42         + 3.30
Inception (10/21/94)
through 6/30/01                           + 5.36         + 4.52

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                   Market Performance
                                                                             In Local Currency/In US Dollars
                                                                              6 Month                12 Month
As of June 30, 2001                                                           % Change               % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*                    -4.43%               -21.79%

ML Pacific Fund, Inc. Class B Shares--Total Investment Return*                     -4.95                -22.59

ML Pacific Fund, Inc. Class C Shares--Total Investment Return*                     -4.96                -22.61

ML Pacific Fund, Inc. Class D Shares--Total Investment Return*                     -4.53                -21.99

MSCI Pacific Free Index**                                                          -8.18                -27.48

Benchmark Index**                                                                  -7.39                -27.75

 Japan                                                                       +0.14/+8.31         -17.94/-30.39

 Australia                                                                  +12.55/+2.90           +9.27/-7.53

 Hong Kong                                                                 -16.07/-16.07         -17.65/-17.70

 Taiwan                                                                      +3.21/-0.83         -37.19/-43.82

 India                                                                     -16.06/-16.70         -28.99/-32.56

 South Korea                                                               +21.66/+18.34         -28.39/-38.60

 Singapore                                                                 -16.12/-20.17         -21.38/-25.39

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.
Past performance is not indicative of future results.


PORTFOLIO INFORMATION

As of June 30, 2001

                                               Percent of
Ten Largest Holdings                           Net Assets

The Nichido Fire & Marine Insurance
Co., Ltd.                                          4.2%
Mitsui Marine and Fire Insurance
Company, Ltd.                                      4.1
Guinness Peat Group PLC                            3.5
Hutchison Whampoa Limited                          3.5
Rohm Company Ltd.                                  3.4
Lend Lease Corporation Limited                     3.3
Canon, Inc.                                        3.3
Ito-Yokado Co. Ltd.                                3.3
The Tokio Marine & Fire Insurance Co., Ltd.        3.2
Toyoda Automatic Loom Works, Ltd.                  3.2


                                               Percent of
Ten Largest Industries                         Net Assets

Property & Casualty Insurance                     16.4%
Electrical Equipment                               9.9
Electric Utilities                                 8.5
Banks                                              5.5
Consumer Electronics                               4.5
Conglomerates                                      3.9
Retailing                                          3.8
Diversified                                        3.5
Property                                           3.3
Office Equipment                                   3.3


Merrill Lynch Pacific Fund, Inc. June 30, 2001

SCHEDULE OF INVESTMENTS
                              Shares                                                                        Percent of
Industry                       Held                 Investments                              Value          Net Assets
Japan
Automobiles                 1,717,000  Suzuki Motor Corporation                          $   22,852,951         2.3%


Beverage                          380  ++Coca-Cola Central Japan Co., Ltd.                    3,040,732          0.3
                              346,148  Coca-Cola West Japan Company Limited                   7,132,780          0.7
                              468,000  Hokkaido Coca-Cola Bottling Co., Ltd.                  3,324,631          0.3
                              386,000  Kinki Coca-Cola Bottling Co., Ltd.                     3,509,654          0.4
                              476,000  Mikuni Coca-Cola Bottling                              5,285,920          0.5
                                                                                         --------------        -----
                                                                                             22,293,717          2.2


Building & Construction     1,990,000  Okumura Corporation                                    7,323,685          0.7


Chemicals                     827,000  Shin-Etsu Chemical Co., Ltd.                          30,369,307          3.1


Consumer Electronics        1,688,000  Matsushita Electric Industrial Company,
                                       Ltd.                                                  26,418,987          2.7
                              100,000  Nintendo Company Ltd.                                 18,200,770          1.8
                                                                                         --------------        -----
                                                                                             44,619,757          4.5


Electric Utilities          1,192,400  Chubu Electric Power Company, Incorporated            25,335,632          2.6
                            1,695,000  Kansai Electric Power Company, Inc.                   28,743,786          2.9
                            1,160,000  Tokyo Electric Power                                  30,041,693          3.0
                                                                                         --------------        -----
                                                                                             84,121,111          8.5


Electrical Equipment        5,863,000  Fuji Electric Co., Ltd.                               19,273,813          1.9
                            2,174,000  The Furukawa Electric Co., Ltd.                       17,343,890          1.8
                              423,900  Murata Manufacturing Co., Ltd.                        28,176,163          2.8
                              217,800  Rohm Company Ltd.                                     33,843,521          3.4
                                                                                         --------------        -----
                                                                                             98,637,387          9.9


Machinery                   1,531,000  Toyoda Automatic Loom Works, Ltd.                     31,548,028          3.2


Office Equipment              816,000  Canon, Inc.                                           32,974,984          3.3


Pharmaceuticals               429,000  Yamanouchi Pharmaceutical Co., Ltd.                   12,038,967          1.2


Property & Casualty         8,025,300  The Dai-Tokyo Fire and Marine Insurance
Insurance                              Co., Ltd.                                             26,703,813          2.7
                            7,930,000  Mitsui Marine and Fire Insurance Company,
                                       Ltd.                                                  40,565,587          4.1
                            6,626,000  The Nichido Fire & Marine Insurance Co.,
                                       Ltd.                                                  41,332,809          4.1
                            5,992,000  The Nippon Fire & Marine Insurance Co.,
                                       Ltd.                                                  22,484,413          2.3
                            3,413,000  The Tokio Marine & Fire Insurance Co. Ltd.            31,880,572          3.2
                                                                                         --------------        -----
                                                                                            162,967,194         16.4


Retailing                     715,000  Ito-Yokado Co., Ltd.                                  32,963,839          3.3
                              364,000  Sangetsu Co., Ltd.                                     5,393,457          0.6
                                                                                         --------------        -----
                                                                                             38,357,296          3.9


Telecommunications                842  NTT DoCoMo, Inc.                                      14,649,936          1.5


Transportation                  4,700  East Japan Railway Company                            27,132,777          2.7


                                       Total Investments in Japan
                                       (Cost--$584,953,396)                                 629,887,097         63.4


Merrill Lynch Pacific Fund, Inc. June 30, 2001

SCHEDULE OF INVESTMENTS (continued)
                              Shares                                                                        Percent of
Industry                       Held                 Investments                              Value          Net Assets
Australia
Industrials                 1,208,543  Brambles Industries Limited                       $   29,474,914         3.0%


Property                    5,230,947  Lend Lease Corporation Limited                        33,355,944          3.3


                                       Total Investments in Australia
                                       (Cost--$73,378,324)                                   62,830,858          6.3


China
Computers                  15,000,000  Legend Holdings Limited                                8,365,492          0.8


                                       Total Investments in China
                                       (Cost--$16,483,516)                                    8,365,492          0.8


Hong Kong
Banks                       2,493,125  HSBC Holdings PLC                                     29,406,467          3.0


Conglomerates               3,443,438  Hutchison Whampoa Limited                             34,765,926          3.5
                            2,056,000  Wharf (Holdings) Ltd.                                  4,283,388          0.4
                                                                                         --------------        -----
                                                                                             39,049,314          3.9


Technology                  1,500,000  ++Digital China Holdings Limited                         783,664          0.1


                                       Total Investments in Hong Kong
                                       (Cost--$47,483,624)                                   69,239,445          7.0


India
Diversified Mutual Funds        7,000  ++UTI Master Plus 91-B                                         0          0.0


Software                      417,318  NIIT Limited                                           3,383,612          0.3


                                       Total Investments in India
                                       (Cost--$14,161,617)                                    3,383,612          0.3


New Zealand
Diversified                48,910,847  Guinness Peat Group PLC (d)                           34,793,367          3.5


                                       Total Investments in New Zealand
                                       (Cost--$24,798,519)                                   34,793,367          3.5


Singapore
Banks                       3,788,400  Oversea-Chinese Banking Corporation Ltd.              24,743,117          2.5


                                       Total Investments in Singapore
                                       (Cost--$22,820,894)                                   24,743,117          2.5


Merrill Lynch Pacific Fund, Inc. June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)
                              Shares                                                                        Percent of
Industry                       Held                 Investments                              Value          Net Assets
South Korea
Iron and Steel                325,000  Pohang Iron & Steel Company Ltd.
                                       (ADR)(a)                                          $    6,409,000         0.6%


Telecommunications            664,500  Korea Telecom Corporation (ADR)(a)                    14,605,710          1.5
                                9,500  SK Telecom Co., Ltd.                                   1,398,885          0.1
                               90,000  SK Telecom Co., Ltd. (ADR)(a)(c)                       1,521,000          0.2
                                                                                         --------------        -----
                                                                                             17,525,595          1.8


                                       Total Investments in South Korea
                                       (Cost--$33,882,671)                                   23,934,595          2.4


Taiwan

Electronic Components       2,056,128  Winbond Electronics Corporation                        1,725,881          0.2


Electronics                 1,231,523  Synnex Technology International
                                       Corporation (GDR)(b)                                   6,403,917          0.6
                            2,247,500  ++Via Technologies Inc.                               15,536,015          1.6
                                                                                         --------------        -----
                                                                                             21,939,932          2.2


Retail--Stores              6,814,000  President Chain Store Corp.                           14,744,206          1.5


Semiconductors              6,620,000  ++United Microelectronics
                                       Corporation, Ltd.                                      8,786,930          0.9


                                       Total Investments in Taiwan
                                       (Cost--$64,401,079)                                   47,196,949          4.8


Short-Term Securities

                              Face
                             Amount
Commercial            US$   8,787,000  General Motors Acceptance Corp.,
Paper*                                 4.13% due 7/02/2001                                    8,784,984          0.9


                                       Total Investments in Short-Term Securities
                                       (Cost--$8,784,984)                                     8,784,984          0.9


Total Investments (Cost--$891,148,624)                                                      913,159,516         91.9
Unrealized Appreciation on Forward Foreign Exchange Contracts--Net**                         71,225,905          7.2
Other Assets Less Liabilities                                                                 8,864,622          0.9
                                                                                         --------------       ------
Net Assets                                                                               $  993,250,043       100.0%
                                                                                         ==============       ======


(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Investments in Companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment
Company Act of 1940) are as follows:

                                           Net Share         Net       Dividend
Industry            Affiliate              Activity         Cost        Income

Diversified         Guinness Peat
                    Group PLC              5,681,562    $24,798,519     $532,727


*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

**Forward foreign exchange contracts as of June 30, 2001 were as follows:
Foreign                                  Expiration                  Unrealized
Currency Sold                               Date                    Appreciation

YEN    34,845,609,701                   October 2001              $   57,724,171
YEN    17,582,855,552                   January 2002                  13,501,734
                                                                  --------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(US$ Commitment--$498,170,093)                                    $   71,225,905
                                                                  ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2001
Assets:           Investments, at value (identified cost--$891,148,624)                                   $  913,159,516
                  Unrealized appreciation on forward foreign exchange contracts                               71,225,905
                  Cash                                                                                             1,257
                  Foreign cash                                                                                10,368,214
                  Receivables:
                    Securities sold                                                   $  10,479,438
                    Dividends                                                             3,349,208
                    Capital shares sold                                                   1,902,750           15,731,396
                                                                                      -------------
                  Prepaid registration fees and other assets                                                      85,555
                                                                                                          --------------
                  Total assets                                                                             1,010,571,843
                                                                                                          --------------


Liabilities:      Payables:
                    Capital shares redeemed                                              11,156,595
                    Securities purchased                                                  4,534,650
                    Investment adviser                                                      463,552
                    Distributor                                                             357,461           16,512,258
                                                                                      -------------
                  Accrued expenses and other liabilities                                                         809,542
                                                                                                          --------------
                  Total liabilities                                                                           17,321,800
                                                                                                          --------------


Net Assets:       Net assets                                                                              $  993,250,043
                                                                                                        ================


Net Assets        Class A Shares of Common Stock, $.10 par value,
Consist of:       100,000,000 shares authorized                                                          $     2,319,041
                  Class B Shares of Common Stock, $.10 par value,
                  200,000,000 shares authorized                                                                1,870,774
                  Class C Shares of Common Stock, $.10 par value,
                  100,000,000 shares authorized                                                                  399,835
                  Class D Shares of Common Stock, $.10 par value,
                  100,000,000 shares authorized                                                                  750,612
                  Paid-in capital in excess of par                                                           932,073,381
                  Accumulated distributions in excess of investment
                  income--net                                                                               (53,120,376)
                  Undistributed realized capital gains on investments
                  and foreign currency transactions--net                                                      15,851,292
                  Unrealized appreciation on investments and foreign
                  currency transactions--net                                                                  93,105,484
                                                                                                          --------------
                  Net assets                                                                              $  993,250,043
                                                                                                          ==============


Net Asset Value:  Class A--Based on net assets of $445,471,896 and
                            23,190,409 shares outstanding                                                 $        19.21
                                                                                                          ==============
                  Class B--Based on net assets of $334,129,437 and
                            18,707,743 shares outstanding                                                 $        17.86
                                                                                                          ==============
                  Class C--Based on net assets of $69,778,906 and
                            3,998,354 shares outstanding                                                  $        17.45
                                                                                                          ==============
                  Class D--Based on net assets of $143,869,804
                            and 7,506,118 shares outstanding                                              $        19.17
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 2001
Investment        Dividends (net of $984,538 foreign withholding tax)                                     $    7,702,779
Income:           Interest and discount earned                                                                   223,890
                                                                                                          --------------
                  Total income                                                                                 7,926,669
                                                                                                          --------------


Expenses:         Investment advisory fees                                           $    3,259,816
                  Account maintenance and distribution fees--Class B                      1,919,205
                  Transfer agent fees--Class A                                              401,893
                  Transfer agent fees--Class B                                              382,108
                  Account maintenance and distribution fees--Class C                        376,506
                  Accounting services                                                       199,091
                  Custodian fees                                                            196,956
                  Account maintenance fees--Class D                                         188,607
                  Transfer agent fees--Class D                                              127,133
                  Transfer agent fees--Class C                                               77,032
                  Professional fees                                                          62,930
                  Printing and shareholder reports                                           55,705
                  Registration fees                                                          42,009
                  Directors' fees and expenses                                               29,052
                  Pricing fees                                                               12,086
                  Other                                                                      27,944
                                                                                     --------------
                  Total expenses                                                                               7,358,073
                                                                                                          --------------
                  Investment income--net                                                                         568,596
                                                                                                          --------------


Realized &        Realized gain (loss) on:
Unrealized          Investments--net                                                     17,765,738
Gain (Loss)         Foreign currency transactions--net                                  (1,914,447)           15,851,291
on Investments                                                                       --------------
& Foreign         Change in unrealized appreciation/depreciation on:
Currency            Investments--net                                                  (118,563,257)
Transactions        Foreign currency transactions--net                                   51,140,278         (67,422,979)
--Net:                                                                               --------------      ---------------
                  Net Decrease in Net Assets Resulting from Operations                                   $  (51,003,092)
                                                                                                         ===============

See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended     Year Ended
                                                                                            June 30,       December 31,
Increase (Decrease) in Net Assets:                                                            2001             2000
Operations:       Investment income (loss)--net                                       $     568,596      $   (6,160,078)
                  Realized gain on investments and foreign currency
                  transactions--net                                                      15,851,291          141,039,145
                  Change in unrealized appreciation/depreciation on
                  investments and foreign currency transactions--net                   (67,422,979)        (710,436,742)
                                                                                     --------------      ---------------
                  Net decrease in net assets resulting from operations                 (51,003,092)        (575,557,675)
                                                                                     --------------      ---------------


Dividends &       In excess of investment income--net:
Distributions       Class A                                                                      --         (14,137,385)
to Shareholders:    Class B                                                                      --          (6,177,612)
                    Class C                                                                      --          (1,235,914)
                    Class D                                                                      --          (3,949,123)
                  Realized gain on investments--net:
                    Class A                                                                      --         (56,502,591)
                    Class B                                                                      --         (52,742,267)
                    Class C                                                                      --         (10,198,084)
                    Class D                                                                      --         (18,017,451)
                  In excess of realized gain on investments--net:
                    Class A                                                                      --          (8,866,666)
                    Class B                                                                      --          (8,276,577)
                    Class C                                                                      --          (1,600,333)
                    Class D                                                                      --          (2,827,387)
                                                                                     --------------      ---------------
                  Net decrease in net assets resulting from dividends
                  and distributions to shareholders                                              --        (184,531,390)
                                                                                     --------------      ---------------


Capital Share     Net decrease in net assets derived from capital share
Transactions:     transactions                                                        (163,463,784)        (332,728,806)
                                                                                     --------------      ---------------


Net Assets:       Total decrease in net assets                                        (214,466,876)      (1,092,817,871)
                  Beginning of period                                                 1,207,716,919        2,300,534,790
                                                                                     --------------     ----------------
                  End of period*                                                     $  993,250,043     $  1,207,716,919
                                                                                     ==============     ================


                  *Accumulated distributions in excess of investment income--net    $  (53,120,376)      $  (53,688,972)
                                                                                     ==============      ===============


See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                               Class A

The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                  $   20.10    $   33.12    $   17.64    $   16.97   $   21.58
Performance:                                                ---------    ---------    ---------    ---------   ---------
                    Investment income--net++                      .06          .04          .06          .10         .08
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                       (.95)       (9.50)        15.42         1.33      (1.48)
                                                            ---------    ---------    ---------    ---------   ---------
                    Total from investment operations            (.89)       (9.46)        15.48         1.43      (1.40)
                                                            ---------    ---------    ---------    ---------   ---------
                    Less dividends and
                    distributions:
                        Investment income--net                     --           --           --       --++++          --
                        In excess of investment
                        income--net                                --        (.63)           --        (.76)       (.99)
                        Realized gain on investments
                        --net                                      --       (2.53)           --           --      (2.22)
                        In excess of realized gain
                        on investments--net                        --        (.40)           --           --          --
                                                            ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions              --       (3.56)           --        (.76)      (3.21)
                                                            ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of period          $   19.21    $   20.10    $   33.12    $   17.64    $  16.97
                                                            =========    =========    =========    =========   =========


Total Investment    Based on net asset value per
Return:**           share                                  (4.43%)+++     (28.32%)       87.76%        8.46%     (6.35%)
                                                           ==========    =========    =========    =========   =========


Ratios to Average   Expenses                                    .88%*         .82%         .85%         .88%        .87%
Net Assets:                                                 =========    =========    =========    =========   =========
                    Investment income--net                      .57%*         .14%         .28%         .57%        .37%
                                                            =========    =========    =========    =========   =========


Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 445,472    $ 518,557    $ 986,913    $ 449,725   $ 537,671
                                                            =========    =========    =========    =========   =========
                    Portfolio turnover                          4.09%       35.23%       28.84%       12.26%      19.69%
                                                            =========    =========    =========    =========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class B
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                  $   18.79    $   31.12    $   16.74    $   16.11   $   20.59
Performance:                                                ---------    ---------    ---------    ---------   ---------
                    Investment loss--net++                      (.04)        (.23)        (.16)        (.08)       (.14)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                       (.89)       (8.87)        14.54         1.25      (1.39)
                                                            ---------    ---------    ---------    ---------   ---------
                    Total from investment operations            (.93)       (9.10)        14.38         1.17      (1.53)
                                                            ---------    ---------    ---------    ---------   ---------
                    Less dividends and
                    distributions:
                        Investment income--net                     --           --           --       --++++          --
                        In excess of investment
                        income--net                                --        (.30)           --        (.54)       (.73)
                        Realized gain on investments
                        --net                                      --       (2.53)           --           --      (2.22)
                        In excess of realized gain
                        on investments--net                        --        (.40)           --           --          --
                                                            ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions              --       (3.23)           --        (.54)      (2.95)
                                                            ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of period          $   17.86    $   18.79    $   31.12    $   16.74   $   16.11
                                                            =========    =========    =========    =========   =========


Total Investment    Based on net asset value per
Return:**           share                                  (4.95%)+++     (29.03%)       85.90%        7.29%     (7.31%)
                                                           ==========    =========    =========    =========   =========


Ratios to Average   Expenses                                   1.91%*        1.84%        1.88%        1.92%       1.90%
Net Assets:                                                 =========    =========    =========    =========   =========
                    Investment loss--net                      (.46%)*       (.86%)       (.76%)       (.50%)      (.66%)
                                                            =========    =========    =========    =========   =========


Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 334,129    $ 442,242    $ 888,735    $ 489,047   $ 775,068
                                                            =========    =========    =========    =========   =========
                    Portfolio turnover                          4.09%       35.23%       28.84%       12.26%      19.69%
                                                            =========    =========    =========    =========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class C
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                  $   18.36    $   30.53    $   16.42    $   15.83   $   20.30
Performance:                                                ---------    ---------    ---------    ---------   ---------
                    Investmentloss--net++                       (.04)        (.23)        (.17)        (.08)       (.14)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                       (.87)       (8.70)        14.28         1.23      (1.36)
                                                            ---------    ---------    ---------    ---------   ---------
                    Total from investment operations            (.91)       (8.93)        14.11         1.15      (1.50)
                                                            ---------    ---------    ---------    ---------   ---------
                    Less dividends and
                    distributions:
                        Investment income--net                     --           --           --       --++++          --
                        In excess of investment
                        income--net                                --        (.31)           --        (.56)       (.75)
                        Realized gain on investments
                        --net                                      --       (2.53)           --           --      (2.22)
                        In excess of realized gain
                        on investments--net                        --        (.40)           --           --          --
                                                            ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions              --       (3.24)           --        (.56)      (2.97)
                                                            ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of period          $   17.45    $   18.36    $   30.53    $   16.42   $   15.83
                                                            =========    =========    =========     ========   =========


Total Investment    Based on net asset value per
Return:**           share                                  (4.96%)+++     (29.03%)       85.93%        7.26%     (7.28%)
                                                           ==========    =========    =========     ========   =========


Ratios to Average   Expenses                                   1.92%*        1.85%        1.88%        1.92%       1.90%
Net Assets:                                                 =========    =========    =========     ========   =========
                    Investment loss--net                      (.46%)*       (.86%)       (.79%)       (.50%)      (.67%)
                                                            =========    =========    =========     ========   =========


Supplemental        Net assets, end of period
Data:               (in thousands)                          $  69,779    $  84,008    $ 150,153    $  53,116   $  73,656
                                                            =========    =========    =========     ========   =========
                    Portfolio turnover                          4.09%       35.23%       28.84%       12.26%      19.69%
                                                            =========    =========    =========     ========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D
The following per share data and ratios                       For the
have been derived from information                           Six Months
provided in the financial statements.                          Ended
                                                              June 30,             For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998        1997
Per Share           Net asset value, beginning of
Operating           period                                  $   20.08    $   33.06    $   17.65    $   16.98   $   21.57
Performance:                                                ---------    ---------    ---------    ---------   ---------
                    Investmentincome (loss)--net++                .03        (.03)       --++++          .05         .03
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                       (.94)       (9.46)        15.41         1.33      (1.47)
                                                            ---------    ---------    ---------    ---------   ---------
                    Total from investment operations            (.91)       (9.49)        15.41         1.38      (1.44)
                                                            ---------    ---------    ---------    ---------   ---------
                    Less dividends and
                    distributions:
                        Investment income--net                     --           --           --       --++++          --
                        In excess of investment
                        income--net                                --        (.56)           --        (.71)       (.93)
                        Realized gain on investments
                        --net                                      --       (2.53)           --           --      (2.22)
                        In excess of realized gain
                        on investments--net                        --        (.40)           --           --          --
                                                            ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions              --       (3.49)           --        (.71)      (3.15)
                                                            ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of period          $   19.17    $   20.08    $   33.06    $   17.65   $   16.98
                                                            =========    =========    =========     ========   =========


Total Investment    Based on net asset value per
Return:**           share                                  (4.53%)+++     (28.50%)       87.31%        8.14%     (6.55%)
                                                           ==========    =========    =========     ========   =========


Ratios to Average   Expenses                                   1.13%*        1.07%        1.10%        1.13%       1.12%
Net Assets:                                                 =========    =========    =========     ========   =========
                    Investment income (loss)--net               .33%*       (.09%)       (.02%)         .29%        .11%
                                                            =========    =========    =========     ========   =========


Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 143,870    $ 162,910    $ 274,734    $  97,883   $ 119,219
                                                            =========    =========    =========     ========   =========
                    Portfolio turnover                          4.09%       35.23%       28.84%       12.26%      19.69%
                                                            =========    =========    =========     ========   =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc. June 30, 2001

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Pacific Fund, Inc. June 30, 2001

NOTES TO FINANCIAL STATEMENTS (continued)

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investments income and distributions in excess of net realized capital gains are due primarily to differing tax treatments for foreign currency transactions and post-October losses.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account       Distribution
                                 Maintenance Fee        Fee

Class B                              .25%            .75%
Class C                              .25%            .75%
Class D                              .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                    FAMD          MLPF&S

Class A                            $  833        $ 6,278
Class D                            $3,195        $42,797


For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $356,899 and $8,485 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,898 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $35,909 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $15,958 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $41,995,913 and $198,293,437, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:


                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)

Investments:
     Long-term                  $  12,732,732     $  22,010,892
     Options written                5,033,006                --
                                -------------     -------------
Total investments                  17,765,738        22,010,892
                                -------------     -------------
Currency transactions:
     Foreign currency
     transactions                 (1,914,447)         (131,313)
     Forward foreign
     exchange contracts                    --        71,225,905
                                -------------     -------------
Total currency transactions       (1,914,447)        71,094,592
                                -------------     -------------
Total                           $  15,851,291     $  93,105,484
                                =============     =============

Transactions in call options written for the six months ended June 30, 2001 were as follows:


                                  Nominal Value
                                    Covered by        Premiums
                                 Written Options      Received

Outstanding call options
written at beginning of
period                                 42,000     $   5,033,006
Options expired                      (42,000)       (5,033,006)
                                -------------     -------------
Outstanding call options
written at end of period                   --     $          --
                                =============     =============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $22,010,892, of which $135,769,749 related to appreciated securities and $113,758,857 related to depreciated securities. At June 30, 2001, the aggregate cost of investments, for Federal income tax purposes was $891,148,624.



Merrill Lynch Pacific Fund, Inc. June 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $163,463,784 and $332,728,806 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                            8,733,942      $ 172,733,918
Shares redeemed                     (11,341,099)      (224,819,447)
                                    ------------     --------------
Net decrease                         (2,607,157)     $ (52,085,529)
                                    ============     ==============


Class A Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                           16,739,161      $ 475,740,693
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,674,434         72,423,108
                                    ------------      -------------
Total issued                          20,413,595        548,163,801
Shares redeemed                     (24,415,164)      (701,581,010)
                                    ------------      -------------
Net decrease                         (4,001,569)     $(153,417,209)
                                   =============     ==============



Class B Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                              774,656      $  14,356,607
Automatic conversion of shares         (678,987)       (12,503,085)
Shares redeemed                      (4,928,924)       (90,796,942)
                                    ------------     --------------
Net decrease                         (4,833,255)     $ (88,943,420)
                                   =============    ===============



Class B Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            3,720,613      $ 103,439,040
Shares issued to shareholders
in reinvestment of dividends
and distributions                      3,044,357         56,077,061
                                    ------------     --------------
Total issued                           6,764,970        159,516,101
Automatic conversion of shares       (1,613,102)       (43,519,811)
Shares redeemed                     (10,170,306)      (269,155,866)
                                    ------------     --------------
Net decrease                         (5,018,438)    $ (153,159,576)
                                   =============    ===============


Class C Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                              776,240      $  13,964,724
Shares redeemed                      (1,354,280)       (24,398,676)
                                    ------------     --------------
Net decrease                           (578,040)     $ (10,433,952)
                                    ============     ==============



Class C Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            2,065,162      $  55,227,954
Shares issued to shareholders
in reinvestment of dividends
and distributions                        634,351         11,418,315
                                    ------------     --------------
Total issued                           2,699,513         66,646,269
Shares redeemed                      (3,041,243)       (78,400,903)
                                    ------------     --------------
Net decrease                           (341,730)     $ (11,754,634)
                                    ============     ==============



Class D Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                            1,489,546      $  29,131,578
Automatic conversion of shares           633,714         12,503,085
                                    ------------     --------------
Total issued                           2,123,260         41,634,663
Shares redeemed                      (2,729,457)       (53,635,546)
                                    ------------     --------------
Net decrease                           (606,197)     $ (12,000,883)
                                    ============     ==============



Class D Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            5,172,557      $ 150,219,867
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,054,735         20,767,735
Automatic conversion of shares         1,512,398         43,519,811
                                    ------------     --------------
Total issued                           7,739,690        214,507,413
Shares redeemed                      (7,936,859)      (228,904,800)
                                    ------------     --------------
Net decrease                           (197,169)     $ (14,397,387)
                                    ============     ==============



5. Security Loans:
At June 30, 2001, the Fund held collateral having an aggregate value of approximately $16,324,000 as collateral for portfolio securities loaned having a market value of approximately $16,408,000.



Merrill Lynch Pacific Fund, Inc. June 30, 2001


6. Commitments:
At June 30, 2001, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $636,000 and $9,772,000, respectively.


7. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.



Officers And Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863